Inventories, Net	12 Months Ended
Dec. 31, 2013
Inventories, Net
4.	INVENTORIES, NET

Inventories consisted of the following:

	December 31,
	2012	2013

Raw materials	$8,510	$15,620
Finished goods	1,916	2,952
Work in progress	1,710	1,132

Less: allowance for inventory write-down	(4,646)	(6,128)

Inventories, net	$7,490	$13,576

Movement of allowance for inventory write-down was as follows:

	2011	2012	2013

Balance at beginning of the year	$4,690	$1,985	$4,646
Charge to expenses	10,504	3,142	1,475
Written-off	(13,690)	(549)	(149)
Exchange difference	481	68	156

Balance at end of the year	$1,985	$4,646	$6,128

During 2011, 2012 and 2013, the Group recorded provisions for inventory write-downs of $10,504, $3,142 and $1,475, respectively, which were included in cost of sales. The increase in the allowance for inventory write-downs was mainly related to obsolete inventories that were not technologically suitable for future productions.